UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2013

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 2, 2013, Allied Nevada Gold Corp. (the “Company”) held its Annual Meeting of Stockholders. At that meeting, stockholders voted on the following proposals:

1.	To elect seven directors to serve a one-year term that will expire at the next Annual Meeting of Stockholders.[1] Each director was elected with the votes cast as follows:

Directors	For	Withheld	Broker Non-Votes

Robert M. Buchan	47,323,097	14,358,987	7,017,081

John W. Ivany	55,033,336	6,648,748	7,017,081

Cameron A. Mingay	45,061,780	16,620,304	7,017,081

Terry M. Palmer	55,068,183	6,613,901	7,017,081

Carl A. Pescio	56,656,973	5,025,111	7,017,081

A. Murray Sinclair	32,679,911	29,002,173	7,017,081

Robert G. Wardell	54,775,976	6,906,108	7,017,081

2.	To approve, on an advisory basis, the Company’s named executive officer compensation for fiscal 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes

56,523,484	263,488	4,895,112	7,017,081

3.	Ratification of EKS&H LLLP as the independent registered public accounting firm for the fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes

63,964,016	188,299	4,546,850	0

[1]

As disclosed in the Company’s Current Report on Form 8-K dated March 27, 2013 and filed with the SEC on March 27, 2013, Mr. Scott Caldwell did not stand for election as a director of the Company, although he was listed as a nominee in the Company’s Proxy Statement.

Item 7.01. Regulation FD Disclosure.

On May 6, 2013, the Company issued a press release announcing director election results of its 2013 annual meeting of stockholders. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 including the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated May 6, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2013	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of Allied Nevada Gold Corp. dated May 6, 2013.